SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549
_______________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 15, 2012

Tii Network Technologies, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware
(State of Incorporation)

001-08048	66-0328885
(Commission File No.)	(IRS Employer Identification No.)

141 Rodeo Drive, Edgewood, New York	11717
(Address of Principal Executive Offices)	(Zip Code)

(631) 789-5000
(Registrant's telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders

At the Company’s 2012 Annual Meeting of Stockholders held on May 15, 2012, the Company’s stockholders:

a.
Elected Lawrence M. Fodrowski and Stacey L. Moran to serve as Class III directors until the Company’s 2015 Annual Meeting of Stockholders and until their respective successors are elected and qualified, by the following vote:

	For	Withheld	Broker Non-Votes
Lawrence M. Fodrowski	3,216,198	1,347,792	7,398,662
Stacey L. Moran	3,598,757	965,233	7,398,662

b.
Ratified the selection by the Company’s Board of Directors of KPMG LLP as the Company’s independent registered public accounting firm for the Company’s fiscal year ending December 31, 2012, by the following vote:

For	Against	Abstain
11,824,252	109,406	28,994

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TII NETWORK TECHNOLOGIES, INC.

Date: May 17, 2012	By:	/s/ Stacey L. Moran
Stacey L. Moran,
Vice President-Finance, Treasurer and Chief Financial Officer